November 2, 2006

DREYFUS HIGH YIELD SHARES

Supplement to Prospectus dated March 1, 2006

David Bowser is the primary portfolio manager of the Fund since October 2006 and has been a portfolio manager of the Fund and employed by The Dreyfus Corporation since July 2006. Mr. Bowser is a Chartered Financial Analyst and Strategist for Investment Grade Credit, and a portfolio manager for dedicated corporate mandates at Standish Mellon Asset Management, LLC, a subsidiary of Mellon Financial Corporation and an affiliate of The Dreyfus Corporation. Mr. Bowser joined Standish Mellon in 2000.

November 2, 2006

DREYFUS FIXED INCOME SECURITIES DREYFUS HIGH YIELD SHARES

Supplement to Statement of Additional Information Dated March 1, 2006

     The following information supersedes and replaces any contrary information contained in the section in the Fund’s Statement of Additional Information entitled “Management Arrangements.”

     David Bowser is the portfolio manager for the Fund. Mr. Bowser is a dual employee of Dreyfus and Standish Mellon Asset Management, LLC, an affiliate of Dreyfus.

Additional Information about Portfolio Managers

The following table lists the number and types of other accounts advised by the primary portfolio manager and assets under management in those accounts as of September 30, 2006:

	Registered
	Investment
Portfolio	Company		Pooled	Assets	Other
Manager	Accounts	Assets Managed	Accounts	Managed	Accounts	Assets Managed

David Bowser	8	$1,692,994,476	0	0	18	$2,354,885,593

None of the funds or accounts are subject to a performance-based advisory fee. The dollar range of Fund shares beneficially owned by the primary portfolio manager is as follows as of September 30, 2006:

Dollar Range of Fund
Portfolio Manager	Fund Name	Shares Beneficially Owned

David Bowser	Dreyfus High Yield Shares	None